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                                                                    EXHIBIT 23.2

                        CONSENT OF DELOITTE & TOUCHE LLP


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Box Hill Systems Corp. on Form S-4 of our report for Artecon, Inc. dated May 6, 1999, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP

Costa Mesa, California
June 7, 1999